UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

mCig, Inc.

(Exact name of registrant as specified in charter)

Nevada	333-175941	27-4439285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, 6th Floor, Beverly Hills, California		90210
(Address of principal executive offices)		(Zip Code)

310-402-6937

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “mCig,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

Item 4.01 Change in Registrant’s Auditors

(a)   Previous independent registered audit firm.

Effective May 13, 2015, the Registrant dismissed De Joya Griffith, LLC ("De Joya"), which did audit Registrant’s year-end financial statements for the year ended April 30, 2011 through April 30, 2014 and performed procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

During the period December 30, 2011 (the date of inception) through the date of the termination (May 13, 2013) of De Joya there have been no disagreements with De Joya (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya, would have caused them to make reference thereto in their report on financial statements for such years.

The report of the independent registered public accounting firm of De Joya as of and for the year ended April 30, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the reports contained a “going concern” paragraph.

The Company provided De Joya with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that De Joya furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from De Joya filed as Exhibit 16.1 hereto and incorporated herein by reference.

(a)   New independent registered public accounting firm.

On May 13, 2015, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged Sadler, Gibb & Associates, LLC, as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ended April 30, 2015 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending July 31, 2015.

During the fiscal year ended April 30, 2015 and through the date of the engagement of Sadler, Gibb & Associates, LLC, neither the Registrant nor anyone on its behalf has consulted with Sadler, Gibb & Associates, LLC, regarding either:

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(a)   The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Sadler, Gibb & Associates, LLC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

     (b)  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description
16.1		Letter of De Joya Griffith, LLC to the Securities and Exchange Commission dated May13, 2015.
SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MCIG, INC.

Date: May 15, 2015	By:	/s/ Paul Rosenberg
Paul Rosenberg, Chief Executive Officer

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